UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 28, 2016

Avenue Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

111 10th Avenue South, Suite 400, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 736-6940

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 28, 2016, Avenue Financial Holdings, Inc., a Tennessee corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pinnacle Financial Partners, Inc., a Tennessee corporation (“Pinnacle”) providing for the merger of the Company with and into Pinnacle, with Pinnacle being the surviving entity. On January 28, 2016, Avenue Bank, a Tennessee banking corporation and wholly owned subsidiary of Avenue (“Avenue Bank”), entered into an Agreement and Plan of Merger providing for the merger of Avenue Bank with and into Pinnacle Bank, a Tennessee banking corporation and wholly owned subsidiary of Pinnacle, with Pinnacle Bank being the surviving entity.

At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company (including shares of restricted stock) that is issued and outstanding as of immediately prior to the Effective Time (other than shares held by the Company, Pinnacle or any of their respective subsidiaries other than in a trust or fiduciary capacity or in satisfaction of debts previously contracted) will be automatically converted into the right to receive (i) 0.36 shares of Pinnacle common stock, plus (ii) $2.00 in cash, without interest (such per share amount, the “Merger Consideration”). As of the Effective Time, all such converted shares of common stock of the Company shall no longer be outstanding and shall automatically be canceled and shall cease to exist.

Each issued and outstanding option to purchase shares of Company common stock will vest in full as of immediately prior to and contingent on the closing of the Merger, and each holder of an option that has an exercise price per share that is less than the Merger Consideration will be entitled to receive after the Effective Time an amount in cash equal to the excess of $20.00 per share over such exercise price per share, multiplied by the number of shares of Company common stock underlying the option. Additionally, all restricted shares of Company common stock that are subject to vesting or forfeiture conditions (whether time-based or performance-based) that are outstanding as of immediately prior to the Effective Time shall become fully vested immediately prior to and contingent on the closing of the Merger and shall be converted into the right to receive the Merger Consideration.

The Company’s Board of Directors (the “Board”), based on the recommendation of a special committee of certain disinterested members of the Board, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. In connection with such approval, Keefe Bruyette & Woods, Inc. rendered its opinion to the Board that, as of the date of the opinion and subject to the various assumptions and qualifications set forth therein, the Merger Consideration to be received by the Company’s stockholders is fair, from a financial point of view, to such stockholders.

The consummation of the Merger is subject to the satisfaction of certain customary conditions, including: (i) the approval by the holders of at least a majority of the outstanding shares of Company common stock entitled to vote on the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) receipt of any required governmental regulatory approvals or expiration or termination of the applicable waiting periods under applicable law; and (iii) the absence of any law or order prohibiting or otherwise making illegal the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (i) the accuracy of the representations and warranties made by the other party to the Merger Agreement, subject to customary materiality qualifiers, and (ii) the compliance by the other party with its obligations and preclosing covenants thereunder, subject to customary materiality qualifiers.

The Merger Agreement contains customary representations and warranties of the parties. The Merger Agreement also contains customary covenants, including covenants requiring: (i) each of the parties to use reasonable best efforts to cause the Merger to be consummated; and (ii) the Company to call and hold a stockholders’ meeting at which the Board will recommend, subject to certain exceptions based on its fiduciary duties, that the stockholders approve the Merger Agreement and the transactions contemplated thereby, including the Merger. The Merger Agreement also requires the Company to conduct its operations in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time.

Under the terms of the Merger Agreement, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties. The “no-shop” restrictions in the Merger Agreement are also subject to a customary “fiduciary-out” provision which allows the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to an unsolicited alternative acquisition proposal that the Board has determined is or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement). Notwithstanding the foregoing, the Company is required to provide Pinnacle with certain information regarding its discussions with third parties, and under specified circumstances to negotiate in good faith with Pinnacle in the event of other acquisition proposals and/or certain other developments.

The Merger Agreement also contains certain termination rights in favor of each party, including rights allowing the Company to terminate the Merger Agreement in order to accept a Superior Proposal. Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay to Pinnacle a termination fee of $8.0 million.

The Merger Agreement is attached to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company, Pinnacle, their respective subsidiaries and affiliates or any other party. The representations and warranties contained in the Merger Agreement have been negotiated only for the purpose of the Merger Agreement and are intended solely for the benefit of the parties thereto. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain supplemental disclosures provided by the Company to Pinnacle in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, Pinnacle, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and these changes may not be fully reflected in the Company’s public disclosures.

AS A RESULT OF THE FOREGOING, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE MERGER AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF THE COMPANY OR ANY OTHER PARTY. INVESTORS AND STOCKHOLDERS ARE LIKEWISE CAUTIONED THAT THEY ARE NOT THIRD-PARTY BENEFICIARIES UNDER THE MERGER AGREEMENT AND DO NOT HAVE ANY DIRECT RIGHTS OR REMEDIES PURSUANT TO THE MERGER AGREEMENT.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Nothing herein limits or otherwise affects the rights or obligations under the Merger Agreement of any party thereto.

Cautionary Statement Regarding Forward-Looking Information. Certain statements in this current report on Form 8-K contain forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, statements relating to the terms and closing of the proposed transaction between the Company and Pinnacle. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

You should not place undue reliance on any forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following:

•	the ability of the Company and Pinnacle to consummate the transaction or satisfy the conditions to the completion of the Merger;

•	the failure of the Company’s shareholders to approve the Merger;

•	the receipt of regulatory approvals required for the Merger in the timeframe and on the terms expected;

•	the ability of the Company and Pinnacle to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger;

•	the possibility that any of the anticipated benefits of the proposed Merger will not be realized by the Company or Pinnacle or will not be realized within the expected time period;

•	the risk that integration of the Company’s operations with those of Pinnacle will be materially delayed or will be more costly or difficult than expected;

•	the failure of the proposed Merger to close for any other reason;

•	the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management time on transaction related issues;

•	disruption from the Merger with customers, suppliers or employee relationships;

•	increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms;

•	changes in the regulatory environment;

•	changes in trade, monetary and fiscal policies and laws;

•	general competitive, economic, political and market conditions and fluctuations;

•	governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act, Basel guidelines, capital requirements and other applicable laws and regulations;

•	changes in interpretation of existing law and regulation; and

•	further government intervention in the U.S. financial system.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are previously disclosed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in Part I, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Additional Information and Where to Find It. In connection with the Merger, Pinnacle intends to file a registration statement on Form S-4 with the SEC to register the shares of the Pinnacle’s common stock that will be issued to the Company’s shareholders in connection with the Merger. The registration statement will include a proxy statement/prospectus (that will be delivered to the Company’s shareholders in connection with their required approval of the Merger) and other relevant materials in connection with the Merger.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PINNACLE AND THE MERGER.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Avenue Financial Holdings, Inc., 111 10th Avenue South, Suite 400, Nashville, TN 37203, Attention: Investor Relations (615) 252-2265 or Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The Company and Pinnacle, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 30, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Certain information about the directors and executive officers of Pinnacle is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015 and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 10, 2015, and its Current Reports on Form 8-K, which were filed with the SEC on June 18, 2015, July 27, 2015, August 5, 2015 and September 3, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 8.01.	Other Events.

The Company issued a press release on January 28, 2016 regarding the Merger described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company distributed an email dated January 28, 2016 from Ron L. Samuels, CEO, to employees of the Company describing the transactions contemplated by the Merger Agreement. A copy of the email is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company distributed an internal communication dated January 28, 2016 to employees of the Company providing them with guidance and talking points regarding the Merger. A copy of the communication is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The Company distributed an internal communication dated January 28, 2016 to employees of the Company providing Questions and Answers regarding the Merger. A copy of the communication is furnished herewith as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

2.1	Agreement and Plan of Merger, dated January 28, 2016, by and between Pinnacle Financial Partners, Inc. and Avenue Financial Holdings, Inc.*

99.1	Joint Press Release of Avenue Financial Holdings, Inc. and Pinnacle Financial Partners, Inc. dated January 28, 2016.

99.2	Email dated January 28, 2016 from Ron L. Samuels, CEO, to employees of the Company.

99.3	Internal communication dated January 28, 2016 from the Company to certain of its employees providing them with guidance and talking points regarding the Merger.

99.4	Internal communication dated January 28, 2016 from the Company to certain of its employees providing them with providing Questions and Answers regarding the Merger.

*	The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such omitted schedules or exhibits to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE FINANCIAL HOLDINGS, INC.

Date: January 29, 2016	By:	/s/ Barbara Zipperian
Barbara Zipperian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger, dated January 28, 2016, by and between Pinnacle Financial Partners, Inc. and Avenue Financial Holdings, Inc.*

99.1	Joint Press Release of Avenue Financial Holdings, Inc. and Pinnacle Financial Partners, Inc. dated January 28, 2016.

99.2	Email dated January 28, 2016 from Ron L. Samuels, CEO, to employees of the Company.

99.3	Internal communication dated January 28, 2016 from the Company to certain of its employees providing them with guidance and talking points regarding the Merger.

99.4	Internal communication dated January 28, 2016 from the Company to certain of its employees providing them with providing Questions and Answers regarding the Merger.

*	The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such omitted schedules or exhibits to the SEC upon request.